UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2013
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 TECUMSEH PRODUCTS COMPANY
(Exact name of registrant as specified in its charter)
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Michigan	0-452	38-1093240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5683 Hines Drive Ann Arbor, Michigan		48108
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (734) 585-9500

1136 Oak Valley Drive, Ann Arbor, MI 48108
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On March 7, 2013, we issued a press release announcing our consideration of additional board of directors members and equity changes. We are furnishing a copy as Exhibit 99.1 to this report, which exhibit is incorporated into this Item 7.01 by reference.

Item 9.01	Financial Statements and Exhibits.
The following exhibit is filed with this report:

Exhibit No.	Description

99.1	Press release dated March 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECUMSEH PRODUCTS COMPANY

Date: March 7, 2013	By	/s/ JAMES J. CONNOR
James J. Connor
Chief Executive Officer, President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 7, 2013